Exhibit 99.1

Operator
Good day ladies and gentlemen, and welcome to the PROS Holdings Incorporated Conference Call.
(Operator instructions)
I would now like to turn the conference over to Charlie Murphy, Executive Vice President and Chief Financial Officer. Please proceed.

Charlie Murphy - PROS Holdings — Executive Vice President and Chief Financial Officer
     Thank you, Chanel. Good evening, everyone, and thank you for joining us to discuss the appointment of Andres Reiner as President and Chief Executive Officer of PROS Holdings. This is Charlie Murphy, Executive Vice President and Chief Financial Officer of PROS.
Before beginning, we must caution you that today’s remarks, including statements made during the question and answer session, contain forward looking statements. These statements are subject to numerous and important factors, risks, and uncertainties, which could cause actual results to differ from the results implied by these or other forward looking statements.
Also, these statements are based solely on the information presented and are subject to the risks and uncertainties that can cause actual results to differ materially from those projected in the forward looking statements. Please refer to our press release, Forms 10-Q and Forms 10-K and other filings with the SEC and the risk factors contained therein. Also, please note that a replay of today’s webcast will be available in the investor relations section of our website at www.prospricing.com.
After market close today we announced that Andres Reiner, an 11 year veteran of PROS, has been named as President and CEO, replacing Bert Winemiller, who is retiring from PROS after 12 years. PROS is very appreciative of Bert’s many years of leadership, and we are also very excited by the appointment of Andres. Andres has extensive experience in customer-facing sales and marketing leadership as well as in product development, which includes product management. As such, the Board of Directors believes Andres is a natural successor to lead the company and help strengthen our market leadership and growth.
Andres was most recently Executive Vice President of Product and Marketing at PROS, where he was responsible for marketing, alliances, product management, and product development. He has also been largely responsible for PROS European growth and the expansion of the company’s sales and marketing efforts worldwide.
We would like to thank Bert for his many years of service to the company. Bert has led our organization for the past 12 years. During that time, we evolved from a small company providing products and services to the airline industry, to the leader in revenue and margin optimization across a variety of industries. We also grew to over 350 employees and completed our initial public offering in 2007. We thank Bert for his service and we wish him best in retirement.
In addition, we are pleased to announce that the Board of Directors has appointed Bill Russell, Non-Executive Chairman. Bill has been on the Board of Directors since 2008 and is the company’s Lead Independent Director. Bill has gained the trust and respect of the Board and executive team at PROS. Bill was Vice President and General Manager for Hewlett Packard’s multibillion dollar Enterprise Systems Group. He also serves on other public and private company boards of directors and has previously served on the boards of webMethods and Cognos.
Because of their histories as highly regarded leaders on the executive team and board, we anticipate a very smooth transition for the company with no disruption to business activity. From a financial perspective, we do not anticipate a non-GAAP impact on our fourth quarter financial results from this change in management, though GAAP results will be impacted by separation-related expenses.

Now, I’d like to turn the call over to Andres before we open the call to questions. Andres?

Andres Reiner - PROS Holdings — President and Chief Executive Officer of PROS Holdings.
     Thank you, Charlie. I am truly excited to be here and I, too, would like to thank Bert for his many contributions to PROS. He has led PROS during a period of great growth and success, and we wish him the best in retirement.
As the new President and CEO of this great company, I’m looking forward to leading PROS to its future successes. The Board of Directors and I share the same goal of taking PROS to the next level. I believe that PROS is in a strong position to seize the many opportunities ahead of us that will benefit our customers, employees, and shareholders. With the economy showing some signs of life, we believe that companies in our target markets are increasingly realizing that the most effective way to improve their financial performance is thorough advanced pricing and margin optimization software.
In my 11 years here, I have seen pricing and margin optimization grow from an emerging market to one that is getting the attention of business leaders worldwide. As the importance of pricing and margin optimization continues to get increasing mindshare in the executive suite, we believe that PROS will remain the pricing partner that market leading companies turn to. And as you know, we recently completed our second consecutive quarter of year-over-year revenue growth, and based on our fourth quarter guidance, we expect to deliver a third quarter of year-over-year growth.
We believe our performance is benefiting from the investments we continued to make during a challenging economic period. I don’t want to get into specifics regarding the road map, but I plan on continuing to invest in those areas that will provide greater visibility of the power of pricing, continued product leadership and greater worldwide scalability. We expect to continue to strengthen our leadership in the pricing and margin optimization market.
We have a very experienced management team at PROS, which we have strengthened to help lead the company in its next phase of growth. The additions of Chris Jones, our Chief Sales Officer of Pricing, Tim Girgenti, our Chief Marketing Officer of Pricing, complement veterans such as Doug Fuehne, VP of Professional Services and Oscar Moreno, VP of Product Development, as well as our airline team, headed by Benson Yuen, Pete Kiernan, Surain Adyanthaya. I look forward to working with this experienced team, including Charlie and Ron Woestemeyer, and all of the other smart and dedicated employees at PROS to deliver industry-leading pricing and margin optimization solutions.
Customers have always come first at PROS and that’s not going to change under my leadership. We have a history of helping leading global companies realize the revenue and margin optimization benefits that our leading solutions offer and my goal is to expand on that to drive PROS growth into the future for the benefit of all stake holders.
I would like to turn the call back to the operator, to begin taking questions. Operator?

Operator
     Thank you.
(Operator instructions)
And your first question comes from the line of John DiFucci of JP Morgan.

John DiFucci - JP Morgan — Analyst
     Thank you and thank you Bert, it truly has been a pleasure working with you over the last few years and congratulations to Andres. Andres, I guess you did say you’re going to continue to invest, but is there anything at all that you can give us specific. Is there any — is there any change that we should expect in how you’re going to be investing going forward or how you’re going to run the company relative to how it has been run recently?

Andres Reiner - PROS Holdings — President and Chief Executive Officer of PROS Holdings.
     Hi, yes. My mandate is to grow the business, to make it successful. Our focus continues to be on our customers. Customers, as we said, always come first and we’re continuing that through my leadership. Also we’re continuing to expand on our tremendous group of employees at PROS and we’re confident that they will remain motivated and excited about the opportunities that lie ahead for PROS and I’m looking to them to deliver on those opportunities.

John DiFucci - JP Morgan — Analyst
     Andres, given your background, just wondering, especially can’t help but notice recent events out there, especially last week with Cisco’s commentary, I’m just curious do you have any regard, any thoughts regarding — even general thoughts regarding Europe? Do you have any comment there?

Andres Reiner - PROS Holdings — President and Chief Executive Officer of PROS Holdings.
     So Europe has been a market that we’ve been focused on for several years. Continues to be a big focus for PROS and we see improvement, especially in the later part of the year and it continues to be an area where we’re continuing to invest in the future.

Charlie Murphy - PROS Holdings — Executive Vice President and Chief Financial Officer
     John, this is Charlie, I’d say also we’re pleased with our performance in Europe, coming through 2010 and I know there’s some uncertainty, we’re concerned with respect to a number of countries in Europe and the domino effect that that may have, and we hope that that doesn’t happen. But putting that aside, we’re pleased with the progress we’ve made in Europe with the expansion of our Europe sales team and professional services team and solutions team. So we’re planning on going forward with continued progress with respect to the European markets.

John DiFucci - JP Morgan — Analyst
     Okay, thanks. That’s very helpful. Just one last one for Charlie. Charlie, can you tell us what are going to be those GAAP impacts you noted on the income statement — or actually I’m assuming the cash flow too in regard to severance?

Charlie Murphy - PROS Holdings — Executive Vice President and Chief Financial Officer
     That’s a great question, yes, there will be separation costs which are disclosed on our Form 8-K filing and the separation costs are approximately $1.6 million, the largest portion of which is non-cash stock-based compensation of approximately $950,000. So the largest element of this is non-cash.

John DiFucci - JP Morgan — Analyst
     Okay, great. Thank you.

Operator
     Your next question comes from the line of Tom Roderick with Stifel Nicolaus.

Tom Roderick - Stifel Nicolaus — Analyst
     Hi, guys. Thank you and Bert, congratulations. I really enjoyed the chance to work with you over the years and best of luck on the next steps.
Andres, congratulations to you on the appointment here and I’m wondering if you look at the verticals that the company has stepped into over the last few years, it seems like you’ve been pretty instrumental in carving the product out in a way such that it’s been effective for those verticals. Can you kind of point to one or two of those verticals that you think have the highest - or the best opportunity for success in the next few years and when you think about product development, are there other verticals that you think that your product is appropriately prepared for?

Andres Reiner - PROS Holdings — President and Chief Executive Officer of PROS Holdings.
     Yes, our — the largest growth that we see in the market is in manufacturing/distribution and that’s been an area that our solution addresses very, very well and that is a very large market opportunity. We continue to invest within both of those verticals heavily. We still invest in the other verticals. Airline is an area that we continue to invest as well and will continue to do so.

Tom Roderick - Stifel Nicolaus — Analyst
     Okay, very good. And then in just in looking at Bert your departure here, interesting to note that you’re stepping away from the board here as well. Any particular reasons for stepping down entirely from your role at the company, or Charlie, if you want to take that question if Bert’s not on.

Charlie Murphy - PROS Holdings — Executive Vice President and Chief Financial Officer
     Yes, I’ll take the question, Tom. Yes, this — it’s a great question. The board considered, as part of governance best practices, the board routinely evaluates matters such as succession and Andres’s broadened responsibilities over the years position him as the natural successor on the CEO side, but as part of that review and best practices the board really felt that it’s an appropriate time to separate the chairman responsibilities from the CEO responsibilities. So that separation has been made and we’re very pleased that Bill Russell will now be the non-executive Chairman of the Board for the company.
Regarding the directorship, this is just part of Bert’s retirement plan and Bert’s resigned as the director as well.

Tom Roderick - Stifel Nicolaus — Analyst
     Okay. Well thank you guys very much. Andres, look forward to working with you.

Andres Reiner - PROS Holdings — President and Chief Executive Officer of PROS Holdings.
     Thank you. Me too.

Operator
     Your next question comes from the line of Nabil Elsheshai of Pacific Crest.

Nabil Elsheshai - Pacific Crest — Analyst
     Hey, guys. Thanks for taking my question, I will echo the congratulations to both of you and Bert, it was certainly a pleasure working with you and I look forward to working with you Andres.
If you look at — Bert’s talked a lot in the past about kind of market adoption and being ahead of the tipping point, to use an overused term. Is there anything from your perspective, either on the product side or on the go to market side that you see as critical and that you guys can do over the next year or two to really drive this market out of the early adopter phase and then to the mainstream?

Andres Reiner - PROS Holdings — President and Chief Executive Officer of PROS Holdings.
     Yes, we’re continuing to emphasize on obviously on all of our product innovation and product leadership but around ease of implementation and quicker time to value. All very industry oriented solutions, overall scalability within the organization to be able to scale globally. So those are all the areas that we’re continuing to invest to be able to achieve this market opportunity.

Nabil Elsheshai - Pacific Crest — Analyst
     And you mentioned the time to value and there’s been some talk in the past about kind of quick start packages. My impression is from talking from pervious calls that the adoption of those has maybe led to opportunities but ultimately the deal sizes haven’t changed. Do you have a thought on why you don’t see smaller kind of projects ramping and do you think that’ll change going forward where people adopt one module and then eventually build from there?

Charlie Murphy - PROS Holdings — Executive Vice President and Chief Financial Officer
     Hey Nabil — Andres can jump in as well, but I’ll tell you, we’ve discussed this in the past and of course we were very surprised. We thought particularly during the recession that companies might adopt one or perhaps two products but not two plus products. But the value proposition is very compelling. I think as we mentioned in previous calls, it’s the execution modules that many companies want. Once they see the visibility that they get through scientific analytics, okay, that’s terrific but they really want to be able to execute on pricing and to do that you need price optimizer or deal optimizer. So we haven’t seen any trend away from companies licensing two plus X products. As we certainly come out of the recession, I would expect that just to continue. I think our — all signs are our ASP are going to be as good as they have been in the past. All signs are that the customers will license multiple products from PROS. Andres?

Andres Reiner - PROS Holdings — President and Chief Executive Officer of PROS Holdings.

     Yes, and we have seen success from the industry oriented solutions as you referred to the templates. Great examples are chemicals in the parts oriented — we have many of sub industries both within manufacturing and distribution where we build out templates and there’s been very good reception to those templates because it — one, it accelerates the time to value, two it brings best practices into the solutions.

Nabil Elsheshai - Pacific Crest — Analyst
     All righty, and the last question just kind of curious on timing, why now? Why not after the new year and after the year’s done?

Charlie Murphy - PROS Holdings — Executive Vice President and Chief Financial Officer
     And I guess — yes there’s been some consideration about that. Bert is continuing with the company through the end of the year. The timing as opposed to now as opposed to perhaps several weeks ago may be part of the question. It just wasn’t the right time, now is the time. And the board and Bert after lots of deliberation and consideration have decided this is the appropriate time to anoint Andres as the new CEO and President of the company.
Andres has been with us for a number of years and he’s highly regarded within the organization. We just felt it was the right time and it’s appropriate that these decisions be made now.

Nabil Elsheshai - Pacific Crest — Analyst
     Okay, well congratulations again and thanks for taking my questions.

Andres Reiner - PROS Holdings — President and Chief Executive Officer of PROS Holdings.
     Thank you.

Operator
     [Operator instructions]. Your next question comes from the line of Chad Bennett of Northland Capital Market.

Chad Bennett - Northland Capital Market — Analyst
     Yes, hey just a question, should we expect any other changes in senior leadership or management near term related to this move?

Andres Reiner - PROS Holdings — President and Chief Executive Officer of PROS Holdings.
     No, we currently — we don’t expect any other changes.

Chad Bennett - Northland Capital Market — Analyst

     Okay, and then just specifically I know someone asked about kind of change in strategy or focus going forward, I guess more specifically, Andres, is do you still think going to market — go to market or part of your go to market strategy being leveraging indirect partners and integrators is still kind of the right way to go and do you see anything change to that — do you see any significant change to that strategy going forward?

Andres Reiner - PROS Holdings — President and Chief Executive Officer of PROS Holdings.
     No, we see that absolutely as still the strategy. We’re expanding that program around partners and resellers and that’s something that we’ve made an investment this year and we’re continuing to invest in that area and it’s very important for our future growth.

Chad Bennett - Northland Capital Market — Analyst
     Okay, got it. And then — sorry just one last one. what’s your philosophy on M&A in the market out there versus — and if that philosophy has changed at all or is any different from PROS before and more asking along the lines of you guys being an acquirer versus the other way around.

Andres Reiner - PROS Holdings — President and Chief Executive Officer of PROS Holdings.
     So from an M&A, as we had disclosed before, we’re definitely open about M&A. That’s something that we’re looking at as opportunities arise, but is very opportunistic, but we’re definitely looking at opportunities in the M&A front.

Chad Bennett - Northland Capital Market — Analyst
     Okay, okay. Thanks again and look forward to working with you Andres. And Bert, again, it was great working with you over the years, if you’re on. Thanks.

Operator
     Ladies and gentlemen, that concludes the Q&A session. I’ll now like to turn the call back over to Mr. Charlie Murphy, your Executive Vice President and Chief Financial Officer.

Charlie Murphy - PROS Holdings — Executive Vice President and Chief Financial Officer
     Thank you, operator, and thanks to all of you for joining us this evening. We hope you share our appreciation for Bert’s many years of service to PROS and our excitement about the future under Andres’s leadership. Andres and I look forward to meeting with many of you over the coming months to share our vision for PROS. Again, thank you very much for participating.

Operator
     Ladies and gentlemen, that concludes the presentation. Thank you for your participation, you may now disconnect. Have a great day.